TOPSTM	Capital Preservation ETF Portfolio
TOPSTM	Balanced ETF Portfolio
TOPSTM	Moderate Growth ETF Portfolio
TOPSTM	Growth ETF Portfolio
TOPSTM	Aggressive Growth ETF Portfolio
TOPSTM	Protected Balanced ETF Portfolio
TOPSTM	Protected Moderate Growth ETF Portfolio
TOPSTM	Protected Growth ETF Portfolio

each a series of NORTHERN LIGHTS VARIABLE TRUST (THE “PORTFOLIOS”)

Supplement dated July 13, 2012, to the

Statement of Additional Information dated May 1, 2012 (the “SAI”).

As previously disclosed in the prospectus, the SAI is hereby amended to reflect the fact that the Portfolios’ distributor, Adviser, and/or their affiliates may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of or provide shareholder services to the Portfolios.

Additional Financial Intermediary Compensation

If you purchase shares of the Portfolios through a broker, fund trading platform or other financial intermediary (collectively, “intermediaries”), your intermediary may receive various forms of compensation (which may come directly or indirectly from the Portfolio) from the Distributor, the Adviser and/or their affiliates (which may include a Portfolio’s sub-adviser). Such payments may be based on a variety of factors, including sales of Portfolio shares through that intermediary or the value of shares held by investors through that intermediary. Compensation from the Distributor, the Adviser, Sub-Adviser and/or their affiliates may vary among intermediaries. The types or payments an intermediary may receive include:

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Payments under a 12b-1 Plan which are asset based charges paid from the assets of the Portfolio;

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Payments by the Distributor or Adviser/ Sub-Adviser out of its own assets. These payments are in addition to payments made under any 12b-1 Plan and may also be paid for shareholder services or other support services.

You should ask your intermediary for information about any payments it receives with respect to sale of shares of the Portfolios or shareholder support services provided for your account.

Trading platforms, brokerage firms and other intermediaries that sell Portfolio shares may make decisions about which investment options they will service and make available to their clients based on the payments these entities may be eligible to receive for their services. Therefore, payments to any intermediary may create potential conflicts of interest between that entity and its clients where that entity determines which investment options it will make available to those clients.

The maximum amount of compensation that may be paid to any intermediary under the 12b-1 Plan is 0.25%, 0.35% or 0.60% of average daily net assets for Class 2 shares, Class 3 shares, and Class 4 shares, respectively.  The Adviser and Sub-Adviser of certain Portfolios have agreed to provide additional compensation for shareholder services provided to Class 1 shares in connection with certain Participation Agreements, in the amount of 0.05% of such average daily net assets.  This compensation may be paid by the Adviser or a Portfolio’s Sub-Adviser out of its legitimate profits.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information, dated May 1, 2012, which provide information that you should know about the Portfolios before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-855-572-5945.

Please retain this Supplement for future reference.